UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

Waddell & Reed Financial, Inc.

(Name of Registrant as Specified In Its Charter)

LPL Financial Holdings Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following communications may be deemed soliciting material with respect to the proposed acquisition of Waddell & Reed Financial, Inc., a Delaware corporation (the “Company”), by Macquarie Management Holdings, Inc., a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated as of December 2, 2020, by and among Parent, Merry Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, the Company, and (solely for purposes of Section 9.15 thereof) Macquarie Financial Holdings Pty Ltd, an Australian proprietary company formed under the laws of the Commonwealth of Australia. Such items were first used or made available on December 3, 2020.

Waddell & Reed Financial Advisor email

Email to All Waddell & Reed Financial Advisors

December 3, 2020

Yesterday, Shawn Mihal informed you about LPL’s acquisition of Waddell & Reed’s Wealth Management business, and I thought it might be helpful to provide additional color on the agreement from our perspective.

At LPL, our strategic focus is centered on our advisors – meeting them where they are in the evolution of their practices, helping them differentiate and win new clients, and delighting them and their investors with industry-leading experiences. We’ve complemented this approach with growth-oriented acquisition opportunities, all in the spirit of helping our advisors operate a thriving business and win in the marketplace.

Acquiring Waddell & Reed fits well within this strategic approach. As you know, Waddell & Reed is a great firm with a storied history, comprised of well-respected advisors who share our passion for independent financial advice. We look forward to the opportunity to serve you, and believe our capabilities, resources, and technology platform will help you unlock additional value for your practice.

When we combine our mutual commitment to independence with our admiration for you and the work you do for your clients and in your communities, we feel this is an outstanding cultural match and a great place for you to continue operating your business. At the end of the day, we believe we’re a lot alike, and that we can offer you an appealing option to operate your business with great success as you serve your clients. We look forward to the opportunity to have you join the LPL family.

I know change is never easy, so we’ve created a plan to help make the onboarding experience as smooth and simple as possible. The transition experience that we are designing is specific to Waddell & Reed, your unique products and offerings, and is designed to enable LPL to complete the lion’s share of the work necessary to move your clients and your business. We’ve developed a website where you can learn more about LPL technology, capabilities, and the transition experience.

A team member from LPL will contact you in the next few days to hear more about your practice, answer any questions or concerns you may have, and discuss how we can best help you explore the possibilities with our firm.

Again, we look forward to meeting you, learning more about your practice, and welcoming you into our family.

Dan Arnold

President and CEO

LPL Financial

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Waddell & Reed Financial, Inc. by Macquarie Group. In connection with the proposed merger, Waddell & Reed Financial, Inc. will file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to Waddell & Reed Financial, Inc.’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders of Waddell & Reed Financial, Inc. are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Stockholders will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Waddell & Reed Financial, Inc.’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through Waddell & Reed, Inc.’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Waddell & Reed Financial, Inc. may be deemed “participants” in the solicitation of proxies from stockholders of Waddell & Reed Financial, Inc. in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Waddell & Reed Financial, Inc. in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Waddell & Reed Financial, Inc.’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with Waddell & Reed Financial, Inc.’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.

Waddell & Reed Financial Advisor email

Email to All Waddell & Reed Financial Advisors

December 3, 2020

As you’ve heard from Shawn Mihal, and others, the LPL team is excited to meet you and learn more about what’s important for you and for your business.

With that said, we recognize that this is a lot to take in, and that you likely weren’t planning for a transition. And I’m grateful for the opportunity to share a few thoughts with you today via video.

From our vantage point, it’s easy to see why you chose to be a part of Waddell & Reed. The firm’s rich heritage and reputation within the industry are to be commended. We are inspired by your culture, and the business model that you’ve adopted. And I’m hopeful that with your help, we will take the best of what you’ve built, and the best of what we’ve built, so that together we become the true North for the best financial advisors in the industry.

I look forward to connecting with you in the days ahead and would also like to invite you to a Town Hall that Shawn and I will co-host on Thursday, December 10, at 4:30 p.m. ET to share more about how we approach our business and answer questions you may have.

I want to thank you, in advance, for the opportunity to earn the right to become your business partner. Our team will be reaching out to you tomorrow to discuss how we could work together in the future, and I hope you’ll join us for the Town Hall next week.

Best,

Rich Steinmeier

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Waddell & Reed Financial, Inc. by Macquarie Group. In connection with the proposed merger, Waddell & Reed Financial, Inc. will file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to Waddell & Reed Financial, Inc.’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders of Waddell & Reed Financial, Inc. are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Stockholders will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Waddell & Reed Financial, Inc.’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through Waddell & Reed, Inc.’s website at ir.waddell.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Waddell & Reed Financial, Inc. may be deemed “participants” in the solicitation of proxies from stockholders of Waddell & Reed Financial, Inc. in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Waddell & Reed Financial, Inc. in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Waddell & Reed Financial, Inc.’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with Waddell & Reed Financial, Inc.’s 2020 Annual Meeting of Stockholders, filed with the SEC on March 6, 2020.